Exhibit 32.1

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the quarterly report of SRKP 1, Inc. (the "Company") on Form 10-QSB for the period ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         /s/ Richard Rappaport
-----------------------------------------------
         Richard Rappaport
         President (Principal Executive Officer)

         /s/ Glenn Krinsky
-----------------------------------------------
         /s/ Glenn Krinsky
         Chief Financial Officer (Principal Financial Officer)

November 10, 2005

A signed original of this written statement required by Section 906 has been provided to SRKP 1, Inc. and will be retained by SRKP 1, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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